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                                                                    EXHIBIT 24.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



West Coast Realty Investors, Inc.


Los Angeles, California



     We hereby consent to the use in the Prospectus, constituting a part of this Post-Effective Amendment No. 2 to the Form S-11 Registration Statement, our report dated February 28, 1997, relating to the financial statements of West Coast Realty Investors, Inc., which are contained in that Prospectus.



     We also consent to the reference to us under the caption "Experts" in the Prospectus.



/s/ BDO Seidman, LLP

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Los Angeles, California


March 18, 1997